SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) April 22, 2008
                                                          --------------


                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



                 Delaware                                91-1313292
                 --------                                ----------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington   98370
                ----------------------------------------------------
               (Address of principal executive offices)   (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------



                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 8.01      OTHER EVENTS

The registrant began mailing to current unit holders its December 31, 2007 Annual Report on April 22, 2008. The Annual Report includes the President's Letter that is furnished herewith as Exhibit 99.1, together with other information required under Rule 14a-3 and Nasdaq Rule 4360(b)(1).


Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
----------     -----------

99.1           President's Letter furnished with the December 31, 2007 Annual
               Report



SIGNATURES
----------


Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               POPE RESOURCES, A DELAWARE LIMITED
                               PARTNERSHIP


DATE: April 25, 2008               BY:   /s/ Thomas M. Ringo
                                   ----------------------------------
                                   Thomas M. Ringo
                                   Vice President and Chief Financial Officer,
                                   Pope Resources, A Delaware Limited
                                   Partnership, and Pope MGP, Inc., General
                                   Partner